UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2025

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 28, 2025, Volato Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Volato Merger Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and M2i Global, Inc., a Nevada corporation specializing in the development and execution of a complete global value supply chain for critical minerals (“M2i Global”), pursuant to which Merger Sub will merge with and into M2i Global, with M2i Global surviving the merger as a wholly-owned subsidiary of the Company (together with all other transactions contemplated by the Merger Agreement, the “Merger”). The Merger is subject to approval by the Company’s stockholders and other customary closing conditions.

The Company is filing this Current Report on Form 8-K to provide certain unaudited pro forma condensed combined financial information regarding the Merger for the two fiscal quarters ended June 30, 2025 and year ended December 31, 2024.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the potential transactions contemplated by the Agreement and the Merger Agreement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; the possibility that the proposed transactions do not close when expected or at all; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that the Company or M2i Global has filed or will file with the SEC or send to its stockholders or investors in connection with the proposed M2i Global Merger. This document does not contain all the information that should be considered concerning the proposed M2i Global Merger and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED M2I GLOBAL MERGER OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED M2I GLOBAL MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED M2I GLOBAL MERGER AND THE PARTIES TO THE PROPOSED M2I GLOBAL MERGER.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed M2i Global Merger. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed M2i Global Merger. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed M2i Global Merger filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. The Company’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to the Company at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

Participants in the Solicitation of Proxies

The Company and M2i Global and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed M2i Global Merger. the Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed M2i Global Merger of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed M2i Global Merger and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed M2i Global Merger when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed M2i Global Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed M2i Global Merger is expected to be implemented solely pursuant to the legally binding definitive agreement which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2025, and which contains the material terms and conditions of the proposed M2i Global Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Merger, for the two fiscal quarters ended June 30, 2025 and year ended December 31, 2024, and the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of Volato Group, Inc., for the two fiscal quarters ended June 30, 2025 and year ended December 31, 2024, and the accompanying notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer